AMERITAS VARIABLE LIFE INSURANCE COMPANY
         AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2

                                  Supplement to
                                OVERTURE MEDLEY!
                         Prospectus Dated May 1, 2003
                        Supplement Dated January 5, 2004

1. The prospectus is corrected at page 20 by deleting the first paragraph of the "Withdrawal Charge" section and replacing it with the following:

         We will deduct a withdrawal charge from Policy value upon a full surrender or partial withdrawal. We may also deduct a withdrawal charge from Policy value on the date annuity income payments begin from amounts applied to provide annuity payments. We do not assess a withdrawal charge on premiums after the second year since receipt that are then applied to the Life or Joint and Last Survivor annuity income options. This charge partially covers our distribution costs, including commissions and other promotional costs. Any deficiency is met from our general account, including amounts derived from the mortality and expense risk charge. If your Policy is issued as a 403(b) TSA Policy, any withdrawal charges will be waived after our receipt of satisfactory Written Notice on withdrawals:
        (a) upon your separation of service after 9 years from the Policy Date;
        (b) due to your disability within the meaning of Code Section 72(m)(7) prior to your age 65.

2. The prospectus is corrected at page 26 by deleting the "Optional Guaranteed Minimum Death Benefit Features" section and replacing it with the following:

o        x Optional Guaranteed Minimum Death Benefit Features
         You may elect one of three optional Guaranteed Minimum Death Benefit features, for a charge. Your election must be made when the Policy is issued, and only if you and the annuitant are then not older than age 70. Your election cannot be changed or revoked. Each feature ends at your age
     85. Under these features, if the Owner is not a natural person, you cannot change the annuitant after the guaranteed minimum death benefit feature is elected. Each of the options provides the opportunity to enhance the Policy's death benefit if Subaccount underlying portfolios should sharply decrease in value. See this prospectus' CHARGES and CHARGES TABLES sections for information on the charge for these optional features.

         x Optional "Periodic Step-Up" Guaranteed Minimum Death Benefit
         This feature provides an amount greater than the standard death benefit under certain conditions. This greater amount is referred to as the GMDB. During the first policy year, the GMDB is zero. Until the termination of this feature, the GMDB is the step-up benefit, defined as (a) plus (b) minus (c) minus (d), where:
        (a) is the greater of:
            (i)  the Policy value as of the most recent step-up date; or
            (ii) the step-up benefit immediately preceding the most recent step-up date
        (b) is any premiums paid since the most recent step-up date
        (c) is any partial withdrawals, including withdrawal charges, since the most recent step-up date
        (d) is a proportional adjustment for each partial withdrawal made since the most recent step-up date.
        The proportional adjustment, which will never be less than zero, is described more fully in your Policy. It equals the step-up benefit minus the Policy value, times the ratio of the partial withdrawal amount divided by the Policy value. The step-up benefit and Policy value used to compute the proportional adjustment are prior to the partial withdrawal.

         The step-up interval is stated in your Policy's schedule page for this feature. The step-up benefit for your attained ages 80-84 is the step-up benefit on the Policy Anniversary nearest your 80th birthday adjusted by adding subsequent premiums paid and subtracting withdrawals made. The step-up benefit expires upon termination of this feature, which is the Policy Anniversary nearest your 85th birthday.

         x Optional 5% Roll-up Guaranteed Minimum Death Benefit
         This feature provides an amount greater than the standard death benefit under certain conditions. This greater amount is referred to as the GMDB. Until the termination of this feature, the GMDB is the roll-up benefit, defined as the greater of (a) or (b), where:
        (a) is the current Policy value, and
        (b) is the total of premiums paid less withdrawals (net premiums) accumulated at 5% simple interest, not to exceed 200% of net premiums.
         The roll-up benefit is reduced by a proportional adjustment for partial withdrawals. This adjustment, which will never be less than zero, is described more fully in your Policy. It equals the roll-up benefit minus the Policy value, times the ratio of the partial withdrawal amount divided by the Policy value. The roll up benefit and Policy value used to compute this adjustment are prior to the partial withdrawal.

         The accumulation of net premiums, as described in (b) above, stops on the anniversary nearest your 80th birthday. The roll-up benefit for your attained ages 80-84 is the roll-up benefit on the Policy Anniversary nearest your 80th birthday adjusted by subsequent premiums and withdrawals. The roll-up benefit expires upon termination of this feature, which is the Policy Anniversary nearest your 85th birthday.

         x Optional "Greater of" Guaranteed Minimum Death Benefit
         This feature provides an amount greater than the standard death benefit under certain conditions. This greater amount is referred to as the GMDB. Until the termination of this feature, the GMDB is the greater of the step-up benefit GMDB or the roll-up benefit GMDB.


All other provisions of the prospectus, as amended, shall remain the same.

              This Supplement should be retained with your current
                  prospectus for your variable annuity Policy
              issued by Ameritas Variable Life Insurance Company.

                 If you do not have a current prospectus, please
            contact us at 1-800-745-1112, or you may view or download
                         a prospectus from our website -
                          http://variable.ameritas.com.